UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

TNF Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36268	22-2983783
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

TNF Pharmaceuticals, Inc. 1185 Avenue of the Americas, Suite 249 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 848-8698

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TNFA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 2, 2025, TNF Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities Exchange Commission, in which the Company reported, among other events, its entry into a Membership Interest Purchase Agreement (the “MIPA”), dated as of September 2, 2025, by and among the Company, LPU Holdings LLC (“LPU”), and, solely with respect to certain specified sections thereof, the members of LPU (the “Sellers”), pursuant to which the Company agreed to acquire 100% of the membership interests (the “Membership Interests”) of LPU from the Sellers, and certain other related agreements, including (i) that certain Support Agreement, dated as of September 2, 2025, by and among the Company and the Sellers (the “Support Agreement”), (ii) that certain Registration Rights Agreement, dated as of September 2, 2025, by and among the Company and the Sellers (the “Registration Rights Agreement”), and (iii) that certain License Agreement, dated as of September 2, 2025, by and between LPU and LightSolver Ltd., an Israeli company (“Lightsolver”), and, solely with respect to certain specified sections thereof, the Company (the “License Agreement”). In addition, as previously disclosed, as consideration for the Membership Interests, the Company delivered to the Sellers that number of shares of the Company’s Series I Convertible Preferred Stock (“Series I Preferred Stock”) that is convertible into a number of shares of Common Stock equal to 747,362, subject to certain conversion limitations as set forth in the Certificate of Designations of the Series I Convertible Preferred Stock (the “Series I Certificate of Designations”).

This Current Report on Form 8-K/A amends and supplements the Original 8-K filed by the Company, and is being filed solely to file certain exhibits to the Original 8-K. This amendment does not otherwise modify any other portions of the disclosure in the Original 8-K. Interested parties should refer to the Original 8-K, as supplemented by this Current Report on Form 8-K/A. The foregoing descriptions of the MIPA, the Support Agreement, the Registration Rights Agreement, the License Agreement and the Certificate of Designations in this Current Report on Form 8-K/A and the Original 8-K do not purport to be complete and is qualified in its entirety by the full text of such documents which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*	Membership Interest Purchase Agreement, dated as of September 2, 2025, by and among LPU Holdings LLC and the members of LPU Holdings LLC.
10.2	Form of Support Agreement
10.3	Form of Registration Rights Agreement
10.4	License Agreement, by and among the Company, LPU Holdings LLC and LightSolver Ltd.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Certain of the schedules (and similar attachments) to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or the disclosure document. The registrant hereby agrees to furnish a copy of all omitted schedules (or similar attachments) to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNF PHARMACEUTICALS, INC.

Date: September 5, 2025	By:	/s/ Joshua Silverman
Joshua Silverman
Executive Chairman